Exhibit 4.1

Number *0*	Shares *0*

SEE REVERSE FOR IMPORTANT NOTICE
ON TRANSFER RESTRICTIONS
AND OTHER INFORMATION

THIS CERTIFICATE IS TRANSFERABLE	CUSIP
IN THE CITIES OF

Voyager Technologies, Inc.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFIES THAT **Specimen** is the owner of **Zero (0)** fully paid and nonassessable shares of Class A Common Stock, $0.0001 par value per share, of
Voyager Technologies, Inc.
(the “Company”) transferable on the books of the Company by the holder hereof in person or by its duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the Bylaws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
IN WITNESS WHEREOF, the Company has caused this Certificate to be executed on its behalf by its duly authorized officers.

DATED:

Countersigned and Registered:
Transfer Agent		(SEAL)
and Registrar	Dylan Taylor
Chief Executive Officer
By:
Authorized Signature	Matthew Kuta
President

IMPORTANT NOTICE
THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE CERTIFICATE OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH ERQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRATS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.
The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	as tenants in common	UNIF GIFT MIN ACT		Custodian
TEN ENT	as tenants by the entireties		(Custodian)		(Minor)
JT TEN	as joint tenants with right of	Under the Uniform Gifts to Minors Act of
	survivorship and not as tenants in common			(State)

FOR VALUE RECEIVED,	HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

(NAME & ADDRESS, INCLUDING ZIP CODE & SS# OR OTHER IDENTIFYING # OF ASSIGNEE)
(__________) shares of the Class A Common Stock represented by this Certificate and does hereby irrevocably constitute and appoint attorney to transfer the said shares on the books of the within-named Company, with full power of substitution in the premises.

Dated:

Signature:

Signature:
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY OTHER CHANGE.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.

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